UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

G-III Apparel Group, Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “2015 Annual Meeting”) on June 30, 2015. A total of 43,334,157 shares were represented in person or by proxy at the 2015 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the eleven nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	40,613,856	1,091,169	1,629,132
Sammy Aaron	40,502,352	1,202,673	1,629,132
Thomas J. Brosig	40,569,281	1,135,744	1,629,132
Alan Feller	41,473,297	231,728	1,629,132
Jeffrey Goldfarb	40,503,823	1,201,202	1,629,132
Jeanette Nostra	37,276,221	4,428,804	1,629,132
Laura Pomerantz	41,032,934	672,091	1,629,132
Allen Sirkin	41,032,907	672,118	1,629,132
Willem van Bokhorst	40,813,963	891,062	1,629,132
Cheryl Vitali	41,401,352	303,673	1,629,132
Richard White	40,687,745	1,017,280	1,629,132

Proposal No. 2: Approval of the 2015 Long-Term Incentive Plan

The Company’s stockholders approved the Company’s 2015 Long-Term Incentive Plan (the “2015 Plan”) by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,355,579	1,272,211	77,235	1,629,132

A copy of the 2015 Plan is filed herewith as Exhibit 10.1.

Proposal No. 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The Company’s stockholders approved by the following vote the proposed amendment to the certificate of incorporation to increase the total number of authorized shares of common stock from 80,000,000 shares to 120,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,628,647	6,007,944	68,434	1,629,132

A copy of the certificate of amendment to the certificate of incorporation is filed herewith as Exhibit 3.1.

Proposal No. 4: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,800,039	7,823,949	81,037	1,629,132

The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

Proposal No. 5: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,780,123	528,671	25,363	0

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Certificate of Amendment to Certificate of Incorporation
10.1	G-III Apparel Group, Ltd. 2015 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: July 1, 2015

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to Certificate of Incorporation
10.1	G-III Apparel Group, Ltd. 2015 Long-Term Incentive Plan